UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 6, 2007
                Date of Report (Date of earliest event reported)

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

          Delaware                     1-5740                 95-2039518
       (State or other        (Commission File Number)     (I.R.S. Employer
       jurisdiction of                                  Identification Number)
       incorporation)

                            3050 East Hillcrest Drive
                       Westlake Village, California 91362
               (Address of principal executive offices) (Zip Code)

                                 (805) 446-4800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition

            On February 6, 2007, Diodes Incorporated issued a press release announcing fourth quarter 2006 earnings. A copy of the press release is attached as Exhibit 99.1.

            On February 6, 2007, Diodes Incorporated hosted a conference call to discuss its fourth quarter 2006 results. A copy of the transcript is attached as
Exhibit 99.2.

            During the conference call on February 6, 2007, Dr. Keh-Shew Lu, President and CEO of Diodes Incorporated, as well as Carl C. Wertz, Chief Financial Officer, Rick White, Sr. Vice President of Finance, and Mark King, Sr. Vice President of Sales and Marketing made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.

            The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1984, except as shall be expressly set forth by specific reference in such filing.


Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits

            Exhibit 99.1 - Press Release dated February 6, 2007
            Exhibit 99.2 - Conference call transcript dated February 6, 2007
            Exhibit 99.3 - Question and answer transcript dated February 6, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 6, 2007                            DIODES INCORPORATED

                                                     By /s/ Carl C. Wertz
                                                     CARL C. WERTZ
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description

99.1              Press Release dated February 6, 2007
99.2              Conference call transcript dated February 6, 2007
99.3              Question and answer transcript dated February 6, 2007